SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

MONEY MARKET FUND

MAY 1, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2020, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for the eDocuments program. (Find out more at mutualofamerica.com or call 1-800-468-3785).

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by writing to us at Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839, by calling 1-800-574-9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all funds held with Mutual of America.

Investment Objective. The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	0.08%

Total Annual Fund Operating Expenses	0.23%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$296

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies. The Fund invests in money market instruments that meet certain requirements. The Fund is considered to be an institutional money market fund because it is not limited to investments by natural persons, and it does not maintain a stable net asset value.

•	The dollar weighted average maturity of the instruments the Fund holds will be short-term — 60 days or less.

•	The Fund will purchase only securities with a remaining maturity of 397 calendar days or less that present minimal credit risks to the Fund.

•	The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

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Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.

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Money Market risk: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Board of Directors of the Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, and a fee may automatically be imposed based on the Fund’s liquidity level. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. In addition, the Fund’s returns can be adversely affected when yields on eligible investments are low.

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U.S. Government Securities risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies. U.S. government securities are subject to market risk, interest rate risk and credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater price volatility than interest-paying securities of similar maturities.

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Interest Rate risk: Securities may lose value as interest rates change because bonds tend to decrease in value as interest rates rise. In general, the longer the term to maturity, the greater impact interest rate changes will have on the value of a security.

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Management risk: The investment techniques and risk analyses applied by the Fund may not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal. Investors experienced negative returns and the Fund lost money for periods of time in each calendar year from 2009 through 2018.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

For investments through an insurance company separate account, note that the total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	First quarter 2019	0.58%
Worst	Fourth quarter 2011	(0.05)%

Average Annual Total Returns (for periods ended December 31, 2019)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Money Market Fund	2.01%	0.89%	0.36%
FTSE 3-Month Treasury Bill Index	2.25%	1.05%	0.56%
(Index reflects no deduction for fees and expenses)

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. Fund shares may be purchased or redeemed on any business day. For investors whose interest in the Fund is through an insurance company Separate Account, you can purchase or redeem Separate Account units that invest in the fund either by calling 1-800-468-3785, or by written request to your Mutual of America Regional Office, which can be found on www.mutualofamerica.com. Fund shares held through a financial intermediary may be purchased or redeemed through the financial intermediary.

Tax Information. For investors whose interest in the Fund is through an insurance company Separate Account, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Fund, see the prospectus for your contract or policy.

For direct investments into the Funds, distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

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